UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

TCR2 Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38811	47-4152751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Binney Street
Suite 710
Cambridge, Massachusetts 02142

(Address of principal executive office) (Zip Code)

(617) 949-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TCRR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 1, 2023, TCR2 Therapeutics Inc., a Delaware corporation (“TCR2”), completed the previously announced strategic combination contemplated by that certain Agreement and Plan of Merger, dated as of March 5, 2023, as amended by Amendment No. 1 to the Agreement and Plan of Merger entered into as of April 5, 2023 (as amended, the “Merger Agreement”), with Adaptimmune Therapeutics plc, a public limited company incorporated in England and Wales (“Adaptimmune”) and CM Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Adaptimmune (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into TCR2, with TCR2 surviving as a wholly-owned subsidiary of Adaptimmune (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of TCR2 common stock, par value $0.0001 per share (the “TCR2 Common Stock”) (other than shares of TCR2 Common Stock held by TCR2 as treasury stock or shares of TCR2 Common Stock owned by Adaptimmune, Merger Sub or any other direct or indirect wholly-owned subsidiary of Adaptimmune), including shares of TCR2 Common Stock underlying TCR2 restricted stock units that immediately vest upon a change of control of TCR2, was converted into the right to receive 1.5117 (the “Exchange Ratio”) Adaptimmune American Depositary Shares (“Adaptimmune ADSs”).

Each option to acquire shares of TCR2 Common Stock (each, a “TCR2 Option”) that was outstanding and unexercised immediately prior to the Effective Time, whether or not vested, was assumed and substituted for an option to purchase a number of Adaptimmune ordinary shares, based on a calculation equal to the product of (i) the total number of shares of TCR2 Common Stock subject to such TCR2 option immediately prior to the Effective Time multiplied by (ii) six times the Exchange Ratio (the “Ordinary Share Exchange Ratio”), with any fractional Adaptimmune ordinary shares rounded down to the nearest whole ordinary share (each, an “Adjusted Option”). The exercise price per share of such Adjusted Option equals the quotient of (i) the exercise price per share subject to such TCR2 Option immediately prior to the Effective Time divided by (ii) the Ordinary Share Exchange Ratio, with any fractional cents or pence rounded up to the nearest whole cent or penny, as applicable. Each award of restricted stock units with respect to shares of TCR2 Common Stock (other than restricted stock units that immediately vest upon a change of control) was assumed and substituted for a restricted stock unit-style option to purchase a number of Adaptimmune ordinary shares, based on a calculation equal to the product of (i) the total number of shares of TCR2 Common Stock subject to such TCR2 restricted stock unit immediately prior to the Effective Time and (ii) the Ordinary Share Exchange Ratio, with any fractional shares rounded down to the nearest whole Adaptimmune ordinary share.

The issuance of Adaptimmune ordinary shares, par value £0.001 per share, which are represented by Adaptimmune ADSs, and Adaptimmune ADSs issued in connection with the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-271145) filed by Adaptimmune with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on April 20, 2023.

The foregoing is a general description of the Merger and Merger Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to TCR2’s Current Report on Form 8-K filed with the SEC on March 6, 2023 and is incorporated herein by reference.

The Merger Agreement has been filed by TCR2 with the SEC and has been described above to provide investors and TCR2 stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Adaptimmune, Merger Sub or TCR2 or any of their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Adaptimmune’s shareholders or TCR2’s stockholders. In reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or conditions of Adaptimmune, Merger Sub or TCR2 or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Adaptimmune and TCR2 publicly file with the SEC.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On June 1, 2023, in connection with the consummation of the Merger, TCR2 notified the NASDAQ Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq cease trading of TCR2 Common Stock on Nasdaq and suspend the listing of TCR2 Common Stock, which is expected to be effective as of the market close on June 1, 2023, and file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist TCR2 Common Stock from Nasdaq and deregister TCR2 Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. TCR2 also intends to file with the SEC a Form 15 with respect to TCR2 Common Stock, requesting that TCR2 Common Stock be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

As a result of the Merger, a change in control of TCR2 occurred, and TCR2 is now an indirect wholly-owned subsidiary of Adaptimmune. The information set forth in Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, pursuant to the terms of the Merger Agreement, each of Garry Menzel, Andrew Allen, Priti Hegde, Ansbert Gadicke, Axel Hoos, Neil Gibson, Shawn Tomasello and Stephen Webster ceased serving as directors of TCR2, and Garry Menzel, Andrew Allen and Priti Hegde were each appointed to the board of directors of Adaptimmune for a term commencing upon the Effective Time.

In addition, Garry Menzel, TCR2’s President and Chief Executive Officer, resigned from his position as an officer of TCR2, effective as of immediately prior to the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the completion of the Merger, TCR2’s third amended and restated certificate of incorporation was further amended and restated to be the same as the certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time. TCR2’s Fourth Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. Also, in connection with the completion of the Merger, TCR2’s amended and restated by-laws were further amended and restated to be the same as the by-laws of Merger Sub, as in effect immediately prior to the Effective Time. TCR2’s Second Amended and Restated By-Laws are filed as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of March 5, 2023, by and among Adaptimmune Therapeutics plc, CM Merger Sub, Inc. and TCR[2] Therapeutics Inc. (incorporated herein by reference to Exhibit 2.1 to TCR[2] Therapeutics Inc.’s Current Report on Form 8-K filed with the SEC on March 6, 2023)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 5, 2023, by and among TCR[2] Therapeutics Inc., Adaptimmune Therapeutics plc and CM Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.2 to TCR[2] Therapeutics Inc.’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2023)

3.1	Fourth Amended and Restated Certificate of Incorporation of TCR[2] Therapeutics Inc.

3.2	Second Amended and Restated By-Laws of TCR[2] Therapeutics Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2023	TCR[2] Therapeutics Inc.

	By:	/s/ William Bertrand
	Name:	William Bertrand
	Title:	President and Corporate Secretary